SHARE CAPITAL	12 Months Ended
Dec. 31, 2011
SHARE CAPITAL
11.	SHARE CAPITAL

a)	Authorized

The Company’s share capital consists of an unlimited number of common shares and an unlimited number of preferred shares. As at December 31, 2011 and 2010, there were no preferred shares outstanding.

b)	Issued and outstanding

Pursuant to option exercises, during the year ended December 31, 2010, the Company issued 331,406 common shares to employees for cash consideration of $449. In addition to the cash consideration, $68 was transferred from additional paid-in capital to share capital.

The Company closed on November 19, 2010 a public offering with a syndicate of underwriters to issue 10,500,000 common shares of IMRIS at US $5.00 per common share for gross proceeds of $52,128. In addition, IMRIS granted the underwriters an option, exercisable in whole or in part for a period of up to 30 days following the offering closing date, to increase the offering by up to 1,650,000 common shares at a price of US $5.00 per common share. This option was partially exercised on November 30, 2010, increasing the aggregate size of the offering to $55,127.

Costs relating to the November 19, 2010 offering include underwriter fees (6% of the gross proceeds or US $0.30 per share) plus various legal and professional fees.

Pursuant to option exercises, during the year ended December 31, 2011, the Company issued 861,326 common shares to employees for cash consideration of $1,094. In addition to the cash consideration, $266 was transferred from additional paid-in capital to share capital.

c)	Stock-based compensation plan

On May 20, 2005, the Board of Directors approved a stock option plan (the “Plan”) for the employees, directors, officers and consultants of the Company and any of its subsidiaries, which govern all options granted under the Plan. At the 2009 Annual Meeting on May 11, 2010, the shareholders reaffirmed the plan. Under the Plan, options to purchase common shares of the Company may be granted by the Board of Directors. The exercise price of the options granted is established by the Board of Directors based on the fair market value of the common shares, as at the date of the grant. The maximum number of common shares, which may be issued pursuant to options granted under the Plan, is equal to 15% of the common shares of the Company outstanding at any time.

Options granted under the Plan generally vest over a four-year period and may be exercised in whole or in part as to any vested options prior to the expiry time as follows: 25% on or after the first anniversary of the grant date, increasing 6.25% per quarter thereafter until fully vested after four years. Options generally expire six years after the date of the grant. The vesting of options granted under the plan ceases upon the death or the termination of employment of the participant or the participant ceases to be a director. The participant thereafter has 90 days to exercise any vested and unexpired options, failing which any unexercised options shall lapse. The Board of Directors, at their discretion, may accelerate the vesting period of individual grants as deemed appropriate.

The Board of Directors may accelerate the vesting of all unvested options, in the event of certain change of control transactions, including without limitation a takeover bid, merger or other structured acquisition. The Board may further force the exercise of any and all vested options, and/or may cancel or replace any unvested options in any manner the Board deems reasonable, in its unfettered discretion. The Company can satisfy its obligation from the exercise of options by either issuing treasury shares or repurchasing shares on the market. To date the Company has chosen to issue treasury shares and does not expect to repurchase shares from the market to satisfy expected exercises of stock options.

The outstanding options and the activity relating to these options are as follows:

	Number of options	Weighted average exercise price (CDN$)	Average remaining contractual life in years	Aggregate intrinsic value
Balance as at January 1, 2011	4,000,649	$3.50
Granted	1,168,103	4.78
Exercised	(861,326)	1.25
Forfeited	(145,365)	6.15
Balance December 31, 2011	4,162,061	$4.23
Exercisable as at December 31, 2011	2,558,761	$3.79	1.7	$741
Vested and expected to vest as at December 31, 2011	3,744,588	$4.20	2.8	$769

The aggregate intrinsic value, in the table above, represents the total pre-tax intrinsic value (the aggregate difference between the closing stock price of the Company’s common shares on December 31, 2011 and the exercise price for the in-the-money options) that would have been received by the option holders if all in-the-money options had been exercised on December 31, 2011. The total intrinsic value of the stock options exercised during year ended December 31, 2011 calculated using the average market price during the period, was $3,967 (2010 - $1,431).

The following table summarizes information related to options outstanding and exercisable at December 31, 2011:

Year granted	Number of options outstanding	Exercise price range (CDN$)	Weighted average exercise price (CDN$)	Number of options exercisable	Weighted average exercise price (CDN$)	Expiry date

2006	925,600	1.71 to 2.25	$2.23	925,600	$2.23	2012
2007	1,006,500	2.25 to 6.00	4.43	1,006,500	4.43	2013
2008	298,726	2.40 to 5.00	4.58	269,194	4.65	2014
2009	277,525	2.01 to 5.60	4.61	155,955	4.35	2015
2010	552,068	5.52 to 6.45	6.00	201,512	6.15	2016
2011	873,062	2.73 to 7.65	3.96	-	-	2017
2011	228,580	7.18 to 7.18	7.18	-	-	2018
	4,162,061	$1.71 to $7.65	$4.23	2,558,761	$3.79

The fair value of option grants issued was estimated at the date of grant using the Black-Scholes option-pricing model with the following assumptions:

	2011	2010
Number of options granted during the year	1,168,103	672,145
Weighted average grant date fair value of stock options granted during the year (CDN$)	$2.56	$3.05
Risk-free interest rate	1.97%	2.40%
Dividend yield	0%	0%
Expected life of the options	4.2 years	4.2 years
Expected volatility of the underlying stock	67.93%	62.41%

Expected volatilities are based on the historic volatility of the Company’s shares as this represents the most appropriate basis to determine the expected volatility in future periods.

The estimated fair value of the options is expensed on a straight-line basis over the option’s vesting period. During the year ended December 31, 2011, the Company recorded an expense of $1,381 related to stock options (2010 - $1,086) with a corresponding credit to additional paid-in capital. The table below summarizes the effect of recording shared based compensation expense for the period:

	2011	2010
Administrative	$700	$605
Sales and marketing	236	138
Customer support and operations	197	159
Research and development	248	184
Net decrease in earnings	$1,381	$1,086

The following is a summary of unvested stock options as at December 31, 2011:

	Number of options	Weighted average grant date fair value (CDN$)
Balance as at January 1, 2011	1,058,729	$2.66
Granted during the period	1,168,103	2.56
Vested during the period	(498,825)	2.49
Forfeited during the period	(124,707)	3.36
Balance as at December 31, 2011	1,603,300	$2.59

As at December 31, 2011, there was $2,658 of unrecognized stock-based compensation expense related to unvested stock options. This will be expensed over the vesting period, which on a weighted-average basis, results in a period of approximately 2.9 years. The total fair value of stock options vested during the year ended December 31, 2011 was $1,255 (2010 - $929).

d)	Diluted loss per share

When the Company is in a loss position, there are no adjustments to the weighted number of shares outstanding for the purposes of calculating diluted loss per share because to do so would be anti-dilutive. As at December 31, 2011, 1,285,610 stock options (2010 – 1,737,018) could potentially dilute basic EPS in the future. These options were not included in the computation of diluted EPS because to do so would have been anti-dilutive for the periods presented.